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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): June 11, 2004
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                          Covista Communications, Inc.
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             (Exact name of registrant as specified in its charter)


New Jersey                                0-2180             22-1656895
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(State or other Jurisdiction             (Commission        (I.R.S. Employer
of Incorporation or Organization)         File Number)      Identification No.)


721 Broad Street, Chattanooga, TN                             37402
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(Address of principal executive offices)                      (Zip Code)


(423) 648-9700
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Registrant's telephone number, including area code






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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

(c) Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K: 99.1 Press Release of Covista Communications dated, June 11, 2004.

Item 9. REGULATION FD DISCLOSURE

On June 11, 2004 Covista Communications, Inc. (the "Company") issued a press release disclosing financial results for the three months ended April 30, 2004. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company pursuant to Item 12 of Form 8-K is furnishing this Current Report on Form 8-K and the press release attached hereto, insofar as they disclose historical information regarding the Company's results of operations for the three months ended April 30, 2004.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The annexed press release supplements the Company's disclosure of its net revenues for the year three months ended April 30, 2004.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             Covista Communications, Inc.


                             By: /s/ Thomas Gunning
                             --------------------------------
                             Name: Thomas Gunning
                             Title: Secretary/Treasurer


Date:  June 14, 2004